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
                                                 PROMISSORY NOTE

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   PRINCIPAL       LOAN DATE      MATURITY      LOAN NO.    CALL    COLLATERAL     ACCOUNT     OFFICER      INITIALS
  $300,000.00      02-08-2000    08-07-2000     R 102940     4A         28                       LMN
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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BORROWER: SPEED RELEASE LOCK COMPANY                        LENDER: NORTH DALLAS BANK & TRUST CO.
          2444 WALNUT RIDGE                                         12900 PRESTON RD.
          DALLAS, TX 75229-4960                                     P.O. BOX 679001
                                                                    DALLAS, TX 75367-9001


=======================================================================================================================
PRINCIPAL AMOUNT:  $300,000.00                  INTEREST RATE:  7.520%             DATE OF NOTE:  FEBRUARY 8, 2000

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PROMISE TO PAY. SPEED RELEASE LOCK COMPANY ("BORROWER") PROMISES TO PAY TO NORTH
DALLAS BANK & TRUST CO. ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED
STATES OF AMERICA, THE PRINCIPAL AMOUNT OF THREE HUNDRED THOUSAND & 00/100
DOLLARS ($300,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST
AT THE RATE OF 7.520% PER ANNUM ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF
EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL
REPAYMENT OF EACH ADVANCE OR MATURITY, WHICHEVER OCCURS FIRST.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. However, Lender reserves the right to implement a different interest rate and to renew such rate, provided Lender complies with the requirements of Sections 303.101, 102 and 103 of the Texas
Finance Code.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL
PLUS ALL ACCRUED UNPAID INTEREST ON AUGUST 7, 2000. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis of a year of 365 or 366 days, as the case may be. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. Notwithstanding any other provision of this Note, Lender will not charge interest on any undisbursed loan proceeds. No scheduled payment, whether of principal or interest or both, will be due unless sufficient loan funds have been disbursed by the scheduled payment date to justify the payment.

DEMAND FEATURE. Payable on demand, but if no demand is made, then payable at maturity.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

POST MATURITY RATE. The Post Maturity Rate on this Note is 18.000% per annum.
Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate, with the exception of any amounts added to the principal balance of this Note based on Lender's payment of insurance premiums, which will continue to accrue interest at the pre-maturity rate.

DEFAULT. Borrower will be in default if any of the following happens: (a)
Borrower fails to make any payment when due. (b) Borrower breaks any promise
Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within twenty (20) days; or (b) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical. Lender may require payment by Borrower and any surety, endorser, cosigner and guarantor without first resorting to any security. Borrower and all other parties liable hereon consent to the release or discharge of any party liable hereon (including any of the undersigned) and to the release, impairment or substitution of any collateral for this Note by Lender. Borrower and every surety, endorser, cosigner and guarantor of this Note waive presentment for payment, protest, notice of dishonor, grace and notice of acceleration and all other notice, filing of suit and diligence in collecting this Note and the enforcing of any of the security rights of Lender, and consent and agree that time of payment hereof may be extended without notice at any time and from time to time, and for periods of time whether or not for a term or terms in excess of the original term hereof, without notice or consideration to, or consent from any surety, cosigner, endorser and guarantor.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys' fees. Borrower also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording, or releasing to any public office any instrument securing this loan; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this loan, or premiums or identifiable charges received in connection with the sale of authorized insurance. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF TEXAS. IF THERE IS A LAWSUIT, AND IF THE TRANSACTION EVIDENCED BY THIS NOTE OCCURRED IN DALLAS COUNTY, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF DALLAS COUNTY, THE STATE OF TEXAS. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $25.00 if any check given by Borrower to Lender as a payment on this loan is dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLECTION. This Note is secured by NDB&T CD, as more fully described in the Security Agreement executed 02/13/99, wherein the maker and grantor herein grant unto the payee a security interest.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either:
(a) advanced in accordance with the instructions of an authorized person or
(b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer printouts. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d)
Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO CHAPTER 346 OF THE
TEXAS FINANCE CODE.

ADVANCEMENT. Interest will be charged from date of each advancement on the amount of each advancement.

RENEWAL. This note is a renewal and extension of note #102940, dated 08/12/99, in the amount of $300,000.00, executed by the undersigned.

GENERAL PROVISIONS. This Note has a demand feature. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Note on its demand. NOTICE: Under no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for on this Note exceed the maximum rate permitted by law. The term "maximum rate permitted by law" as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Note, or (b) the higher, as of the date of this Note, of the "Weekly Ceiling" or the "Quarterly Ceiling" as referred to in Sections 303.002, 303.003 and 303.006 of the Texas Finance Code. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

SPEED RELEASE LOCK COMPANY


By:
   ---------------------------------
         STEVE BEDOWITZ, C.E.O.